Exhibit (g)(7)

APPENDIX B

TO

CUSTODIAN AGREEMENT

BETWEEN

THE NORTHERN TRUST COMPANY

AND

EACH OF THE INVESTMENT

COMPANIES LISTED ON APPENDIX "A" THERETO

DATED AS OF AUGUST 4, 2004

The following is a list of Additional Custodians, Special Subcustodians, Foreign Subcustodians and Eligible Securities Depositories under the Custodian Agreement dated as of [Date, 200_] (the "Custodian Agreement"):

A. ADDITIONAL CUSTODIANS:

CUSTODIAN	PURPOSE
BANK OF NEW YORK	FICASH
FITERM

B. SPECIAL SUBCUSTODIANS:

SUBCUSTODIAN	PURPOSE
BANK OF NEW YORK	FICASH
CHEMICAL BANK, N.A.	THIRD PARTY REPURCHASE
AGREEMENTS*
CITIBANK, N.A.	GLOBAL BOND CERTIFICATES**

_____________________________________________

* Chemical Bank, N.A. will act as Special Subcustodian with respect to third party repurchase agreements for the following Portfolios only:

Fund	Portfolio
Fidelity Institutional Cash Portfolios	U.S. Treasury Portfolio II
Fidelity Hereford Street Trust	Spartan Money Market Fund
Fidelity Select Portfolios	Money Market Portfolio
Fidelity Union Street Trust II	Fidelity Daily Income Trust
Spartan World Money Market Fund
Fidelity Phillips Street Trust	Fidelity Cash Reserves

** Citibank, N.A. will act as Special Subcustodian with respect to Global Bond Certificates for Fidelity Advisor Series VIII: Fidelity Advisor Strategic Income Fund only.

C. FOREIGN SUBCUSTODIANS:

COUNTRY	FOREIGN SUBCUSTODIAN	ELIGIBLE SECURITIES DEPOSITORIES
ARGENTINA	BANKBOSTON, N.A.	CAJA DE VALORES S.A. (CAJA)
AUSTRALIA	WESTPAC BANKING CORP.	AUSTRACLEAR LTD. ASX SETTLEMENT AND TRANSFER CORPORATION
AUSTRIA	BANK AUSTRIA CREDITANSTALT A.G.	OESTERREICHISCHE KONTROLLBANK AG (OEKB)
BAHRAIN	HSBC BANK MIDDLE EAST LIMITED
BANGLADESH	STANDARD CHARTERED BANK	CENTRAL DEPOSITORY BANGLADESH LTD.
BELGIUM	ING BANK BELGIUM SA/NV	NATIONAL BANK OF BELGIUM (NBB), CAISSE INTERPROFESSIONNELLE DE DEPOTS ET DE VIREMENTS TITRES (CIK)
BENIN	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
BERMUDA	THE BANK OF BERMUDA LTD.	BERMUDA SECURITIES DEPOSITORY (BSD)
BOTSWANA	BARCLAYS BANK OF BOTSWANA LTD.
BRAZIL	CITIBANK, N.A.	CENTRAL OF CUSTODY AND FINANCIAL SETTLEMENT OF SECURITIES (CETIP), COMPANHIA BRASILERIA DE LIQUIDACAO E CUSTODIA (CBLC), SISTEMA ESPECIAL DE LIQUIDACAO E DE CUSTODIA (SELIC)
BULGARIA	ING BANK N.V.	BULGARIAN NATIONAL BANK (BNB) CENTRAL SECURITY DEPOSITORY AD (CDAD)
BURKINA FASO	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
CANADA	THE NORTHERN TRUST COMPANY, CANADA	CANADIAN DEPOSITORY FOR SECURITIES LTD. (CDS)
ROYAL BANK OF CANADA
CHILE	CITIBANK, N.A.	DEPOSITO CENTRAL DE VALORES (DCV)
CHINA	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	CSDCC - SHANGHAI BRANCH CSDCC - SHENZHEN BRANCH
COLOMBIA	CITITRUST COLOMBIA	DEPOSITO CENTRALIZADO DE VALORES (DECEVAL), DEPOSITO CENTRAL DE VALORES DEL BANCO DE LA REPUBLICA (DCV)
COTE D'IVOIRE	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
CROATIA	HVB SPLITSKA BANKA D.D.	CENTRAL DEPOSITORY AGENCY INC. (CDA)
CZECH REPUBLIC	HVB BANK CZECH REPUBLIC A.S.	CESKA NARODNI BANKA (CNB) STREDISKO CENNYCH PAPIRU (SCP)
DENMARK	NORDEA BANK DANMARK A/S	VAERDPAPIRCENTRALEN (VP)
EGYPT	CITIBANK, N.A.	MISR CENTRAL SECURITIES DEPOSITORY (MCSD)
ESTONIA	AS HANSAPANK	ESTONIAN CSD (AS EESTI VAARTPABERIKESKUS)
EURO CDS	BANK ONE N.A.	DEPOSITORY AND CLEANING CENTRE (BANK ONE NA)
EUROCLEAR BANK/EUROBONDS	EUROCLEAR BANK	EUROCLEAR BANK S.A./N.V.
FINLAND	NORDEA BANK FINLAND PLC	FINNISH CENTRAL SECURITIES DEPOSITORY LTD. (FCSD)
FRANCE	BNP PARIBAS SECURITIES SERVICES SA	EUROCLEAR FRANCE
GERMANY	DEUTSCHE BANK	CLEARSTREAM BANKING FRANKFURT (CBF)
GHANA	BARCLAYS BANK OF GHANA LTD
GREECE	CITIBANK INTERNATIONAL PLC	THE BANK OF GREECE SECURITIES SETTLEMENT SYSTEM (BOG), CENTRAL SECURITIES DEPOSITORY, S.A. (CSD)
GUINEA BISSAU	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
HONG KONG SAR	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	HONG KONG SECURITIES CLEARNING CO. LIMITED (HKSCC) CENTRAL MONEY MARKETS UNIT (CMU)
HUNGARY	CITIBANK RT.	THE CENTRAL DEPOSITORY AND CLEARING HOUSE (KELER LTD.)
ICELAND	LANDSBANKI ISLAND HF	ICELANDIC SECURITIES DEPOSITORY LTD. (ISD)
INDIA	CITIBANK, N.A.	CENTRAL DEPOSITORY SERVICES (INDIA LIMITED (CDSL) NATIONAL SECURITIES DEPOSITORY LIMITED (NSDL)
INDONESIA	STANDARD CHARTERED BANK	PT KUSTODIAN SENTRAL EFEK INDONESIA (KSEI) BANK OF INDONESIA (BI)
IRELAND	THE NORTHERN TRUST COMPANY, LONDON	CRESTCO LIMITED EUROCLEAR BANK S.A./N.V.
ISRAEL	BANK LEUMI LE-ISRAEL B.M.	TEL AVIV STOCK EXCHANGE (TASE) VIA THE STOCK EXCHANGE CLEARING HOUSE (SECH) SYSTEM
ITALY	BNP PARIBAS SECURITIES SERVICES SA	MONTE TITOLI S.P.A.
JAMAICA	FIRSTCARIBBEAN INTERNATIONAL TRUST & MERCHANT BANK (JAMAICA) LTD.
JAPAN	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	JAPAN SECURITIES DEPOSITORY CENTER, INCORPORATED (JASDEC INC.) BANK OF JAPAN (BOJ) "BOOK-ENTRY SYSTEM" (FURIKAE KESSAI SEIDO)
JORDAN	HSBC BANK MIDDLE EAST LIMITED	SECURITIES DEPOSITORY CENTER (SDC)
KAZAKHSTAN	HSBC BANK KAZAKHSTAN JSC	CENTRAL DEPOSITORY OF SECURITIES (CDS)
KENYA	BARCLAYS BANK OF KENYA LTD.
LATVIA	HANSABANKA A/S	LATVIAN CENTRAL DEPOSITORY (LCD), BANK OF LATVIA (BOL)
LEBANON	HSBC BANK MIDDLE EAST LIMITED	MIDCLEAR (THE CUSTODIAN AND CLEARING CENTER OF FINANCIAL INSTRUMENTS FOR LEBANON AND THE MIDDLE EAST), BANQUE DU LIBAN (BDL)
LITHUANIA	VILNIAUS BANKAS AB	CENTRAL SECURITIES DEPOSITORY OF LITHUANIA (CSDL)
LUXEMBOURG	ING BANK BELGIUM SA/NV	CLEARSTREAM BANKING SA (LUXEMBOURG)
MALAYSIA	HSBC BANK MALAYSIA BERHAD	BURSA MALAYSIA DEPOSITORY SDN BHD (BMD), BANK NEGARA MALAYSIA (BNM)
MALI	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
MALTA	HSBC BANK MALTA PLC
MAURITIUS	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	CENTRAL DEPOSITORY AND SETTLEMENT CO. LTD. (CDS) BANK OF MAURITIUS (BOM)
MEXICO	BANCO NACIONAL DE MEXICO S.A.	INSTITUTO PARA EL DEJPOSITO DE VALORES (INDEVAL)
MOROCCO	BANQUE COMMERCIALE DU MAROC	MAROCLEAR
NAMIBIA	STANDARD BANK NAMIBIA LTD.	BANK OF NAMIBIA (BON)
NETHERLANDS	FORTIS BANK (NEDERLAND) N.V.	EUROCELAR NETHERLANDS (STILL COMMONLY REFERRED TO AS "NECIGEF"), NEDERLANDS INTERPROFESSIONEEL EFFECTENCETRUM BV (NIEC)
NEW ZEALAND	ANZ BANKING GROUP (NEW ZEALAND) LTD.	NEW ZEALAND CENTRAL SECURITIES DEPOSITORY (NZCSD)
NIGER	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
NIGERIA	STANBIC BANK NIGERIA LTD.
NORWAY	NORDEA BANK NORGE ASA	VERDIPAPIRSENTRALEN (VPS)
NORWAY (NORWEGIAN MUTUAL FUNDS)	SVENSKA HANDELSBANKEN
OMAN	HSBC BANK MIDDLE EAST LIMITED	THE MUSCAT DEPOSITORY AND SECURITIES REGISTRATION COMPANY (MDSRC)
PAKISTAN	CITIBANK, N.A.	CENTRAL DEPOSITORY COMPANY OF PAKISTAN LIMITED (CDC) STATE BANK OF PAKISTAN (SBP)
PALESTINE	HSBC BANK MIDDLE EAST LIMITED	CENTRAL DEPOSITORY SYSTEM OF THE PALESTINE SECURITIES EXCHANGE, LTD. (CDS)
PERU	CITIBANK DEL PERU S.A.	CAJA DE VALORES Y LIQUIDACIONES (CAVALI)
PHILIPPINES	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	PHILIPPINE CENTRAL DEPOSITORY, INC. (PCD), REGISTER OF SCRIPLESS SECURITIES (ROSS)
POLAND	BANK POLSKA KASA OPIEKI S.A.	CENTRAL REGISTER FOR TREASURY BILLS(CRBS) AT THE NATIONAL BANK OF POLAND (NBP), NATIONAL DEPOSITORY FOR SECURITIES (NDS)
PORTUGAL	BANCO SANTANDER DE NEGOCIOS PORTUGAL	INTERBOLSA LISBON
QATAR	HSBC BANK MIDDLE EAST LIMITED
REPUBLIC OF KOREA	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	KOREA SECURITIES DEPOSITORY (KSD)
ROMANIA	ING BANK N.V.	NATIONAL SECURITIES CLEARING, SETTLEMENT, AND DEPOSITORY COMPANY (SNCDD), BUCHAREST STOCK EXCHANGE (BSE DEPOSITORY), NATIONAL BANK OF ROMANIA (NBR)
RUSSIAN FEDERATION	ING BANK (EURASIA) ZAO	THE NATIONAL DEPOSITORY CENTER (NDC), DEPOSITORY CLEARING COMPANY (DCC), BANK FOR FOREIGN TRADE OF THE RUSSIAN FEDERATION (VTB)
SENEGAL	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
SINGAPORE	DBS BANK LTD.	MONETARY AUTHORITY OF SINGAPORE (MAS), CENTRAL DEPOSITORY PTE. LTD. (CDP)
SLOVAKIA	ING BANK NV BRATISLAVA BRANCH	NATIONAL BANK OF SLOVAKIA (NBS), CENTRALNY DEPOZITAR CENNYCH PAPIEROV SR, A.S. (CDC)
SLOVENIA	BANK AUSTRIA CREDITANSTALT D.D. LIUBLIANA	THE CENTRAL SECURITIES CLEARING CORPORATION (KDD)
SOUTH AFRICA	STANDARD BANK OF SOUTH AFRICA	SHARE TRANSACTIONS TOTALLY ELECTRONIC (STRATE)
SPAIN	BNP PARIBAS SECURITIES SERVICES SA	IBERCLEAR (EQUITIES) & (FIXED INCOME)
SRI LANKA	STANDARD CHARTERED BANK	CENTRAL DEPOSITORY SYSTEMS (PVT) LTD. (CDS)
SWAZILAND	STANDARD BANK SWAZILAND LTD.
SWEDEN	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	SWEDISH CENTRAL SECURITIES DEPOSITORY & CLEARING ORGANIZATION (VPC AB)
SWEDEN (SWEDISH MUTUAL FUNDS)	SVENKSA HANDELSBANKEN
SWITZERLAND	UBS AG	SIS SEGA INTERSETTLE AG (SIS)
TAIWAN	CENTRAL TRUST OF CHINA	TAIWAN SECURITIES CENTRAL DEPOSITORY (TSCD)
THAILAND	CITIBANK, N.A.	THAILAND SECURITIES DEPOSITORY CO. LTD. (TSD), BANK OF THAILAND (BOT)
TOGO	SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE	DEPOSITAIRE CENTRAL/BANQUE DE REGLEMENT (DC/BR)
TRINIDAD AND TOBAGO	REPUBLIC BANK	CENTRAL BANK OF TRINIDAD AND TOBAGO (CBTT), THE TRINIDAD AND TOBAGO CENTRAL SECURITIES DEPOSITORY LIMITED (TTCSD)
TUNISIA	BANQUE INTERNATIONALE ARABE DE TUNISIE	THE SOCIETE TUNISIENNE DE COMPENSATION ET DE DEPOT DES VALEURS MOBILIERES (STICODEVAM)
TURKEY	CITIBANK, A.S.	CENTRAL BANK OF TURKEY (CBT), TAKASBANK ISE SETTLEMENT & CUSTODY BANK INC. (TAKASBANK)
UGANDA	BARCLAYS BANK OF UGANDA LTD.
UKRAINE	ING BANK UKRAINE	INTERREGIONAL SECURITIES UNION (IRSU, BUT COMMONLY REFERRED TO AS MFS), NATIONAL BANK OF THE UKRAINE (NBU)
UNITED ARAB EMIRATES	HSBC BANK MIDDLE EAST LIMITED	CLEARING AND DEJPOSITORY SERVICES (CDS)
UNITED KINGDOM	THE NORTHERN TRUST COMPANY	CRESTCO LIMITED
UNITED STATES	THE NORTHERN TRUST COMPANY
URUGUAY	BANKBOSTON N.A.	BANCO CENTRAL DEL URUGUAY (BCU), ABN AMRO - AGENCY BOLSA DE VALORES (ABV)
VENEZUELA	CITIBANK, N.A.	CAJA VENEZOLANA DE VALORES (CVV), CENTRAL BANK OF VENEZUELA (CBV)
VIETNAM	THE HONGKONG & SHANGHAI BANKING CORPORATION LTD.	HO CHI MINH CITY SECURITIES TRADING CENTER (STC)
ZAMBIA	BARCLAYS BANK OF ZAMBIA LTD.	BANK OF ZMBIA (BOZ), LUSE CENTRAL SHARES DEPOSITORY LTD.
ZIMBABWE	BARCLAYS BANK OF ZIMBABWE LTD.